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Exhibit 21.1

FIRSTCITY FINANCIAL CORPORATION

(21) Subsidiaries of the Registrant

1.	FirstCity Financial Corporation. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity Financial Corporation or certain of its subsidiaries own an equity interest.
A.	Corporations:
	Name:	Bosque Asset Corp.
	Jurisdiction:	Texas, incorporated on March 27, 1997
	Shareholder:	FirstCity Financial Corporation 10,000 Shares (100%)
	Name:	FirstCity Commercial Corporation (formerly J-Hawk Corporation)
	Jurisdiction:	Texas, incorporated on July 21, 1995
	Shareholder:	FirstCity Financial Corporation 1,000 Shares Cert. No. 1 (100%)
Consolidated Subsidiary: Yes
	Name:	FC Capital Corp. (d/b/a FirstCity Capital Corporation)
	Jurisdiction:	New York, incorporated on August 4, 1997
	Shareholder:	FirstCity Financial Corporation 1,000,000 Shares (100%)
	Name:	FirstCity Consumer Lending Corporation
	Jurisdiction:	Texas, incorporated on September 5, 1997
	Shareholder:	FirstCity Financial Corporation 1,000 Shares (100%)
	Name:	FirstCity Business Lending Corporation
	Jurisdiction:	Texas, incorporated on June 6, 2006
	Shareholder:	FirstCity Financial Corporation 400 Shares (100%)
	Name:	American Business Lending, Inc.
	Jurisdiction:	Texas, incorporated on June 6, 2006
	Shareholder:	FirstCity Business Lending Corporation 100,000 Common Shares (100%)
800,000 Preferred Shares
	Name:	FirstCity Fund Advisors, Inc.
	Jurisdiction:	Delaware; incorporated on May 22, 2008
	Shareholder:	FirstCity Financial Corporation 50,000 Shares (100%)
B.	Corporate General Partners of Limited Partnerships:
	Name:	Bosque Asset GP Corp. (formerly SLP Assets GP Corp.)
	Jurisdiction:	Texas, incorporated on April 12, 2001
	Shareholder:	FirstCity Financial Corporation 400 Shares (100%)
	Name:	Bosque Leasing GP Corp. (formerly Bosque Investment Realty Corp.)
	Jurisdiction:	Texas, incorporated on June 6, 1997
	Shareholder:	Bosque Asset Corp. 400 Shares (100%)

	Name:	FirstCity US Opportunity Fund GP, Inc.
	Jurisdiction:	Delaware; incorporated on May 22, 2008
	Shareholder:	FirstCity Financial Corporation 50,000 Shares (100%)
C.	Limited Partnerships:
	Name:	Bosque Asset Funding, L.P. (formerly SLP Assets, Ltd.)
	Jurisdiction:	Texas, certificate filed on April 12, 2001
	Partners:	Bosque Asset GP Corp. General 0.50%
FirstCity Financial Corporation Limited 99.50%
	Name:	Bosque Leasing, L.P. (formerly Bosque Investment Realty Partners, L.P.)
	Jurisdiction:	Texas, certificate filed on June 6, 1997
	Partners:	Bosque Leasing GP Corp. General—2.0%
Bosque Asset Corp. Limited—98.0%
	Name:	FirstCity US Opportunity Fund, LP
	Jurisdiction:	Delaware; formed on June 10, 2008
	Partners:	FirstCity US Opportunity Fund GP, Inc. General—1.0%
2.

FirstCity Commercial Corporation. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity Commercial Corporation or certain of its subsidiaries own an equity interest.

A.	Corporations and other Entities:
	Name:	FirstCity Denver Investment Corp.
	Jurisdiction:	Texas, incorporated on April 9, 2007
	Shareholder:	FirstCity Commercial Corporation 800 Shares (80%)
	Name:	FirstCity Crestone LLC
	Jurisdiction:	Texas, formed on April 9, 2007
	Shareholder:	FirstCity Denver Investment Corp. (100%)
	Name:	FC Crestone 07 Corp.
	Jurisdiction:	Texas; formed on June 5, 2007
	Shareholder:	FirstCity Denver Investment Corp. 1,000 shares (100%)
	Name:	FC Crestone Colorado 07 LLC
	Jurisdiction:	Colorado; formed September, 2007
	Member:	FC Crestone 07 Corp. (100%)
	Name:	FC Crestone 08 Corp.
	Jurisdiction:	Texas; formed on March 26, 2008
	Shareholder:	FirstCity Denver Investment Corp. 1,000 Shares (100%)
	Name:	ColoTex Energy Corp.
	Jurisdiction:	Texas; formed on March 26, 2008
	Shareholder:	FC Crestone 08 Corp. 1,000 Shares (100%)

Name:	CAPP Resources LLC
Jurisdiction:	Delaware; formed on April 22, 2008
Member:	ColoTex Energy Corp. (39.5%)
Name:	FC Crestone Utah, LLC
Jurisdiction:	Delaware; May 2008
Member:	FC Crestone 08 Corp. (100%)
Name:	Pierpont Restaurant Group LLC
Jurisdiction:	Utah; formed March 13, 2009
Member:	FC Crestone Utah LLC 80,000 Units (80%)
Name:	Prime Steaks V, LLC
Jurisdiction:	Utah; formed January 20, 2009
Member:	Pierpont Restaurant Group LLC 40,000 Units (40%)
Name:	Oregon Short Line Building LLC
Jurisdiction:	Delaware; May 15, 2008
Member:	FC Crestone Utah LLC (80%)
Name:	FC Crestone Wyoming LLC
Jurisdiction:	Texas; formed on October 14, 2008
Member:	FC Crestone 08 Corp. (100%)
Name:	Teton Buildings, LLC
Jurisdiction:	Delaware; formed on October 17, 2008
Members:	FC Crestone Wyoming, LLC 49,000 Units
Christopher J. Braun 51,000 Units
Name:	FC Crestone 09 Corp.
Jurisdiction:	Texas; formed on January 6, 2009
Shareholder:	FirstCity Denver Investment Corp. 1,000 Shares (100%)
Name:	FC Crestone 2009 Corp.
Jurisdiction:	Texas; formed on February 16, 2009
Shareholder:	FirstCity Denver Investment Corp. 1,000 Shares (100%)
Name:	Tileco, LLC
Jurisdiction:	Colorado; formed on February 10, 2009
Member:	FC Crestone 2009 Corp. 49,000 Units (49%)
Name:	FC Crestone Formation LLC
Jurisdiction:	Colorado; formed on April 24, 2009
Member:	FC Crestone 2009 Corp. (100%)
Name:	CPI Retail Lending LLC
Jurisdiction:	Colorado; formed on February 12, 2009
Member:	FC Crestone 2009 Corp. (100%)

Name:	FC Crestone Funding LLC
Jurisdiction:	Colorado; formed on May 28, 2009
Member:	FC Crestone 2009 Corp. (100%)
Name:	Regional Rail, LLC
Jurisdiction:	Delaware; July 25, 2007
Managers:	Alfred M. Sauer Robert C. Parker
Members:	FC Crestone 07 Corp. 80,000 Units (80%)
Robert C. Parker 10,000 Units (10%)
Alfred M. Sauer 10,000 Units (10%)
Name:	East Penn Railroad LLC
Jurisdiction:	Delaware
Member:	Regional Rail, LLC (100%)
Name:	Middletown & New Jersey Railroad, LLC
Jurisdiction:	Delaware; formed on March 23, 2009
Member:	Regional Rail LLC (100%)
Name:	FC Crestone BEI LLC
Jurisdiction:	Delaware; formed on November 5, 2009
Member:	FC Crestone 2009 Corp. (87.45%)
Name:	BEI Lending LLC
Jurisdiction:	Colorado; formed February 12, 2009
Member:	FC Crestone 2009 Corp. (100%)
Name:	BEI Electronics LLC
Jurisdiction:	Delaware; formed on December 30, 2009
Member:	FC Crestone BEI LLC (100%)
Name:	FirstCity Europe Corporation
Jurisdiction:	Texas; incorporated on May 12, 2003
Shareholder:	FirstCity Commercial Corporation 1,000 Shares (100%)
Name:	MPortfolio Corporation
Jurisdiction:	Texas; incorporated on June 5, 2007
Shareholder:	FirstCity Commercial Corporation 1,529.58 Shares (100%)
Name:	Calibat Fund Limited Liability Company
Jurisdiction:	Minnesota
Member:	FirstCity Commercial Corporation (50%)
Name:	FC Funding Corp.
Jurisdiction:	Texas, incorporated on March 26, 1996
Shareholder:	FirstCity Commercial Corporation 1,000 Shares (100%)
Name:	F & C Texas Holdings Corporation
Jurisdiction:	Texas, incorporated on November 23, 2005
Shareholder:	FirstCity Commercial Corporation 4,000 Shares Class A (80%)

Name:	F & C Delaware Holdings Corporation
Jurisdiction:	Delaware, incorporated on November 22, 2005
Shareholder:	F & C Texas Holdings Corporation 4,000 Shares Class A (80%)
Name:	FH Partners LLC
Jurisdiction:	Texas, certificate filed on December 17, 1996
Member:	FirstCity Commercial Corporation (100%)
Name:	FirstCity Holdings Corporation of Minnesota
Jurisdiction:	Texas, incorporated on March 11, 2002
Shareholder:	FirstCity Commercial Corporation 400 Shares (100%)
Name:	FirstCity Servicing Corporation (formerly J-Hawk Servicing Corporation)
Jurisdiction:	Texas, incorporated on July 25, 1995
Shareholder:	FirstCity Commercial Corporation 1,000 Shares (100%)
Name:	FirstCity International Corporation (formerly J-Hawk International Corp.)
Jurisdiction:	Texas; incorporated on December 19, 1996
Shareholder:	FirstCity Commercial Corporation 200 Shares (100%)
Name:	FirstCity Japan Inc.
Jurisdiction:	Texas, incorporated on October 16, 1998
Shareholder:	FirstCity Commercial Corporation 10,000 Shares (100%)
Name:	Crinoline Investments B.V., a private company with limited liability
Jurisdiction:	The Netherlands, established October 1, 1997
Shareholder:	FirstCity Japan Inc. 410 Shares (100%)
Name:	FirstCity Mexico, Inc.
Jurisdiction:	Texas, incorporated on December 9, 1998
Shareholder:	FirstCity Commercial Corporation 1,000 Shares (100%)
Name:	FirstCity South America, LLC
Jurisdiction:	Texas, formed December 12, 2003
Managers:	Rodrigo Ignacio Silva Alfaro Rene Eduardo Silva Alfaro James C. Holmes Terry R. DeWitt
Member:	FirstCity Commercial Corporation 500 Units (50%)
Name:	FirstCity Chile II, Ltda.
Jurisdiction:	Chile, formed June 23, 2008
Shareholder:	FirstCity Commercial Corporation (100%)
Name:	CFSC Consortium, LLC
Jurisdiction:	Delaware, incorporated on August 12, 1999
Manager:	CFSC Capital Corp. II
Member:	WAMCO XXVII, Ltd. (51.16%)

	Name:	VFC Partners 1 LLC
	Jurisdiction:	Delaware; formed on February 20, 2009
	Member:	FirstCity Commercial Corporation (50%)
	Name:	VFC Partners 2 LLC
	Jurisdiction:	Delaware; formed on March 23, 2009
	Member:	FirstCity Commercial Corporation 2,000 Units (20%)
	Name:	FirstCity Acquisition LLC
	Jurisdiction:	Texas; formed on April 1, 2009
	Member:	FirstCity Commercial Corporation (100%)
	Name:	CityCap Equipment Finance LLC
	Jurisdiction:	Delaware; formed on July 17, 2009
	Member:	FirstCity Commercial Corporation (50%)
	Name:	AgriFirst Lending LLC
	Jurisdiction:	Texas; formed on August 5, 2009
	Member:	FirstCity Commercial Corporation (20%)
	Name:	AgriFirst Leasing LLC
	Jurisdiction:	Texas: formed on October 26, 2009
	Member:	AgriFirst Lending LLC (50%)
B.	Corporate General Partners of Limited Partnerships:
	Name:	WAMCO XXIV of Texas, Inc.
	Jurisdiction:	Texas, incorporated on March 6, 1996
	Shareholder:	FirstCity Commercial Corporation 200 Shares (50%)
	Name:	WAMCO XXVI of Texas, Inc.
	Jurisdiction:	Texas, incorporated on September 22, 1998
	Shareholder:	FirstCity Commercial Corporation 200 Shares (50%)
	Name:	DFC Asset Corp.
	Jurisdiction:	Texas, incorporated on July 26, 1995
	Shareholder:	FirstCity Commercial Corporation 2,256.90 Shares (100%)
	Name:	First C Corp.
	Jurisdiction:	Texas, incorporated on March 6, 1998
	Shareholder:	FirstCity Commercial Corporation 200 Shares (100%)
	Name:	First X Corp.
	Jurisdiction:	Texas, incorporated on October 3, 1996
	Shareholder:	FirstCity Commercial Corporation 200 Shares (100%)
	Name:	First B Corp.
	Jurisdiction:	Texas, incorporated on October 10, 1997
	Shareholder:	FirstCity Commercial Corporation 400 Shares (100%)

Name:	FirstGreen GP LLC
Jurisdiction:	Delaware; formed on August 29, 2003
Member:	FirstCity Commercial Corporation (100%)
Name:	FC Washington GP LLC
Jurisdiction:	Texas; formed on April 20, 2005
Member:	FirstCity Commercial Corporation (100%)
Name:	WAMCO XXVII of Texas, Inc.
Jurisdiction:	Texas, incorporated on September 20, 1999
Shareholder:	FirstCity Commercial Corporation 200 Shares (50%)
Name:	WAMCO 30 of Texas, Inc.
Jurisdiction:	Texas, incorporated on January 5, 2001
Shareholder:	FirstCity Commercial Corporation 200 Shares (50%)
Name:	EuroTex Partners GP Corp.
Jurisdiction:	Texas; formed on June 18, 2004
Shareholder:	FirstCity Commercial Corporation 400 Shares (100%)
Name:	FirstVal 1 GP Corp.
Jurisdiction:	Texas, incorporated on September 14, 2006
Shareholder:	FirstCity Commercial Corporation 200 Shares (50%)
Name:	FCS Wood GP, Corp.
Jurisdiction:	Texas, incorporated on September 15, 1998
Shareholder:	FirstCity Commercial Corporation 200 Shares (50%)
Name:	FCS Creamer GP, Corp.
Jurisdiction:	Texas, incorporated on April 28, 1999
Shareholder:	FirstCity Commercial Corporation 200 Shares (50%)
Name:	FCS Wildhorse GP, Corp.
Jurisdiction:	Texas, incorporated on June 14, 1999
Shareholder:	FirstCity Commercial Corporation 200 Shares (50%)
Name:	FCS Lancaster GP Corp.
Jurisdiction:	Texas, incorporated on December 21, 2005
Shareholder:	FirstCity Commercial Corporation 200 Shares (50%)
Name:	Imperial Partners GP Corp.
Jurisdiction:	Texas, incorporated on October 4, 2000
Shareholder:	FirstCity Commercial Corporation 400 Shares (100%)
Name:	MinnTex GP Corp.
Jurisdiction:	Texas, incorporated on March 11, 2002
Shareholder:	FirstCity Holdings Corporation of Minnesota 200 Shares (50%)

C.	Limited Partnerships:
	Name:	WAMCO XXIV, Ltd.
	Jurisdiction:	Texas, certificate filed on March 6, 1996
	Partners:	WAMCO XXIV of Texas, Inc. General 2%
FirstCity Commercial Corporation Limited 49%
	Name:	WAMCO XXVI, Ltd.
	Jurisdiction:	Texas, certificate filed on September 22, 1998
	Partners:	WAMCO XXVI of Texas, Inc. General 0.50%
FirstCity Commercial Corporation Limited 49.75%
	Name:	First C Partners, L.P.
	Jurisdiction:	Texas, certificate filed on March 6, 1998
	Partners:	First C Corp. General 2%
FirstCity Commercial Corporation Limited 98%
	Name:	First X Realty, L.P.
	Jurisdiction:	Texas, certificate filed on October 3, 1996
	Partners:	First X Corp. General 2%
FirstCity Commercial Corporation Limited 98%
	Name:	First B Realty, L.P.
	Jurisdiction:	Texas, certificate filed on October 10, 1997
	Partners:	First B Corp. General 1%
FirstCity Commercial Corporation Limited 49%
	Name:	Diversified Financial Systems, L.P.
	Jurisdiction:	Texas, certificate filed on April 19, 1999
	Partners:	DFC Asset Corp. General 1.1511%
FirstCity Commercial Corporation Limited 98.8489%
	Name:	FirstGreen LP
	Jurisdiction:	Delaware, August 29, 2003
	Partners:	FirstGreen GP LLC General 1.00%
FirstCity Commercial Corporation Limited 99.00%
	Name:	FC Washington I LP
	Jurisdiction:	Texas, April 20, 2005
	Partners:	FC Washington GP LLC General 1.00%
FirstCity Commercial Corporation Limited 99.00%
	Name:	WAMCO XXVII, Ltd.
	Jurisdiction:	Texas, certificate filed on September 20, 1999
	Partners:	WAMCO XXVII of Texas, Inc. General 2.0%
FirstCity Commercial Corporation Limited 4.0%
	Name:	WAMCO 30, Ltd.
	Jurisdiction:	Texas, certificate filed on January 5, 2001
	Partners:	WAMCO 30 of Texas, Inc. General 1.3690%
FirstCity Commercial Corporation Limited 49.3155%

Name:	EuroTex Partners, Ltd.
Jurisdiction:	Texas; formed on June 18, 2004
Partners:	EuroTex Partners GP Corp. General 0.50%
FirstCity Commercial Corporation Limited 99.50%
Name:	Brazos River Partnership One, L.P.
Jurisdiction:	Texas; formed on September 28, 2006
Partners:	FirstCity Commercial Corporation Limited 33 1/3%
Name:	FirstVal 1, Ltd.
Jurisdiction:	Texas, certificate filed on September 14, 2006
Partners:	FirstVal 1 GP Corp. General 1.0%
FirstCity Commercial Corporation Limited 49.5%
Name:	FCS Wood, Ltd.
Jurisdiction:	Texas, certificate filed on September 15, 1998
Partners:	FCS Wood GP Corp. General 0.50%
FirstCity Commercial Corporation Limited 49.75%
Name:	FCS Creamer, Ltd.
Jurisdiction:	Texas, certificate filed on April 28, 1999
Partners:	FCS Creamer GP, Corp. General 0.50%
FirstCity Commercial Corporation Limited 49.75%
Name:	FCS Wildhorse, Ltd.
Jurisdiction:	Texas, certificate filed on June 14, 1999
Partners:	FCS Wildhorse GP, Corp. General 0.50%
FirstCity Commercial Corporation Limited 49.75%
Name:	FCS Lancaster, Ltd.
Jurisdiction:	Texas, certificate filed on December 21, 2005
Partners:	FCS Lancaster GP Corp. General 0.50%
FirstCity Commercial Corporation Limited 49.75%
Name:	Imperial Partners, Ltd.
Jurisdiction:	Texas, certificate filed on October 4, 2000
Partners:	Imperial Partners GP Corp. General 0.50%
FirstCity Commercial Corporation Limited 99.50%
Name:	MinnTex Investment Partners LP
Jurisdiction:	Texas, certificate filed on March 11, 2002
Partners:	MinnTex GP Corp. General 1.00%
FirstCity Holdings Corporation of Minnesota Limited 33.00%
Name:	Strategic Mexican Investment Partners 2, L.P.
Jurisdiction:	Texas, certificate filed on July 3, 2001
Partners:	FirstCity Commercial Corporation General 1.0%
FirstCity Commercial Corporation Limited 99.0%

D.	Corporate General Partners of REO Affiliate Limited Partnerships:
	Name:	SOWAMCO XX of Texas, Inc.
	Jurisdiction:	Texas
	Shareholder:	FirstCity Commercial Corporation 3,600 Shares (100%)
	Name:	SOWAMCO XXIV of Texas, Inc.
	Jurisdiction:	Texas, incorporated on December 15, 1993
	Shareholder:	FirstCity Commercial Corporation 200 Shares (50%)
	Name:	FH Properties of Texas, Inc.
	Jurisdiction:	Texas, incorporated on November 19, 1997
	Shareholder:	FirstCity Commercial Corporation 200 Shares (100%)
	Name:	MA Realco, Inc.
	Jurisdiction:	Texas, incorporated on July 25, 1995
	Shareholder:	FirstCity Commercial Corporation 200 Shares (100%)
	Name:	SV Asset Corp.
	Jurisdiction:	Texas, incorporated on July 21, 1995
	Shareholder:	FirstCity Commercial Corporation 200 Shares (100%)
	Name:	SVD Realty Asset Corp.
	Jurisdiction:	Texas, incorporated on June 6, 1997
	Shareholder:	FirstCity Commercial Corporation 400 Shares (100%)
	Name:	SOWAMCO XXV of Texas, Inc.
	Jurisdiction:	Texas, incorporated on May 26, 1995
	Shareholder:	FirstCity Commercial Corporation 200 Shares (50%)
	Name:	SOWAMCO XXVII of Texas, Inc.
	Jurisdiction:	Texas, incorporated on January 18, 2000
	Shareholder:	WAMCO XXVII, Ltd. 400 Shares (100%)
	Name:	SOWAMCO XXVIII of Texas, Inc.
	Jurisdiction:	Texas, incorporated on March 24, 2000
	Shareholder:	WAMCO 30, Ltd. 400 Shares (100%)
	Name:	SOWAMCO XXIX of Texas, Inc.
	Jurisdiction:	Texas, incorporated on December 11, 2000
	Shareholder:	WAMCO XXVII, Ltd. 400 Shares (100%)
	Name:	SOWAMCO 30 of Texas, Inc.
	Jurisdiction:	Texas, incorporated on May 30, 2002
	Shareholder:	WAMCO 30, Ltd. 400 Shares (100%)
	Name:	SOWAMCO 31 of Texas, Inc.
	Jurisdiction:	Texas, incorporated on August 20, 2003
	Shareholder:	WAMCO 30, Ltd. 400 Shares (100%)

	Name:	SOWAMCO 33 of Texas, Inc.
	Jurisdiction:	Texas, incorporated on December 10, 2003
	Shareholder:	WAMCO 30, Ltd. 400 Shares (100%)
	Name:	SOWAMCO 34 of Texas, Inc.
	Jurisdiction:	Texas, incorporated on March 21, 2005
	Shareholder:	WAMCO 30, Ltd. 400 Shares (100%)
	Name:	SOWAMCO 35 of Texas, Inc.
	Jurisdiction:	Texas, incorporated on March 14, 2006
	Shareholder:	WAMCO 30, Ltd. 400 Shares (100%)
	Name:	SOWAMCO 80 of Texas, Inc.
	Jurisdiction:	Texas, incorporated on June 1, 2006
	Shareholder:	MPortfolio Corporation 400 Shares (100%)
	Name:	FirstVal Properties 1 GP Corp.
	Jurisdiction:	Texas, incorporated on September 15, 2006
	Shareholder:	FirstCity Commercial Corporation 200 Shares (50%)
	Name:	FirstVal Properties 2 GP Corp.
	Jurisdiction:	Texas; incorporated on November 21, 2008
	Shareholder:	FirstCity Commercial Corporation 200 Shares (50%)
	Name:	MCSFC Realty GP Corp.
	Jurisdiction:	Texas, incorporated on September 19, 2000
	Shareholder:	FH Partners LLC 1,000 Shares (100%)
	Name:	WH Realty GP Corp.
	Jurisdiction:	Texas, incorporated on June 20, 2001
	Shareholder:	FCS Wildhorse, Ltd. 1,000 Shares (100%)
E.	REO Affiliate Limited Partnerships:
	Name:	SOWAMCO XX, Ltd.
	Jurisdiction:	Texas
	Partners:	SOWAMCO XX of Texas, Inc. General 2%
Diversified Financial Systems, L.P. Limited 98%
	Name:	SOWAMCO XXIV, Ltd.
	Jurisdiction:	Texas, filed Certificate of Limited Partnership on December 15, 1993
	Partners:	SOWAMCO XXIV of Texas, Inc. General 2%
WAMCO XXIV, Ltd. Limited 98%
	Name:	FH Properties, L.P.
	Jurisdiction:	Texas, certificate filed on November 19, 1997
	Partners:	FH Properties of Texas, Inc. General 2%
FH Partners LLC Limited 98%

Name:	MA Realco Partners, Ltd.
Jurisdiction:	Texas, certificate filed on July 25, 1995
Partners:	MA Realco, Inc. General 2%
SV Asset Partners, LP Limited 98%
Name:	SV Asset Partners, LP
Jurisdiction:	Texas, certificate filed on July 25, 1995
Partners:	SV Asset Corp. General 2%
FirstCity Commercial Corporation Limited 98%
Name:	SVD Realty, L.P.
Jurisdiction:	Texas, certificate filed on June 6, 1997
Partners:	SVD Realty Asset Corp. General 2%
FirstCity Commercial Corporation Limited 98%
Name:	SOWAMCO XXV, Ltd.
Jurisdiction:	Texas, filed Certificate of Limited Partnership on May 26, 1995
Partners:	SOWAMCO XXV of Texas, Inc. General 2%
WAMCO 30, Ltd. Limited 98%
Name:	SOWAMCO XXVII, Ltd.
Jurisdiction:	Texas, filed Certificate of Limited Partnership on January 18, 2000
Partners:	SOWAMCO XXVII of Texas, Inc. General 1%
WAMCO XXVII, Ltd. Limited 99%
Name:	SOWAMCO XXVIII, Ltd.
Jurisdiction:	Texas, filed Certificate of Limited Partnership on March 24, 2000
Partners:	SOWAMCO XXVIII of Texas, Inc. General 1%
WAMCO 30, Ltd. Limited 99%
Name:	SOWAMCO XXIX, Ltd.
Jurisdiction:	Texas, filed Certificate of Limited Partnership on December 11, 2000
Partners:	SOWAMCO XXIX of Texas, Inc. General 1%
WAMCO XXVII, Ltd. Limited 99%
Name:	SOWAMCO 30, Ltd.
Jurisdiction:	Texas, filed Certificate of Limited Partnership on May 30, 2002
Partners:	SOWAMCO 30 of Texas, Inc. General 1%
WAMCO 30, Ltd. Limited 99%
Name:	SOWAMCO 31, Ltd.
Jurisdiction:	Texas, filed Certificate of Limited Partnership on August 20, 2003
Partners:	SOWAMCO 31 of Texas, Inc. General 1%
WAMCO 30, Ltd. Limited 99%
Name:	SOWAMCO 33, Ltd.
Jurisdiction:	Texas, filed Certificate of Limited Partnership on December 10, 2003
Partners:	SOWAMCO 33 of Texas, Inc. General 1%
WAMCO 30, Ltd. Limited 99%

	Name:	SOWAMCO 34, Ltd.
	Jurisdiction:	Texas, filed Certificate of Limited Partnership on March 21, 2005
	Partners:	SOWAMCO 34 of Texas, Inc. General 1%
WAMCO 30, Ltd. Limited 99%
	Name:	SOWAMCO 35, Ltd.
	Jurisdiction:	Texas, filed Certificate of Limited Partnership on March 14, 2006
	Partners:	SOWAMCO 35 of Texas, Inc. General 1%
WAMCO 30, Ltd. Limited 99%
	Name:	SOWAMCO 80, Ltd.
	Jurisdiction:	Texas, filed Certificate of Limited Partnership on June 1, 2006
	Partners:	SOWAMCO 80 of Texas, Inc. General 1%
MPortfolio Corporation Limited 99%
	Name:	FirstVal Properties 1, Ltd.
	Jurisdiction:	Texas, filed Certificate of Limited Partnership on September 15, 2006
	Partners:	FirstVal Properties 1 GP Corp. General 1.0%
FirstCity Commercial Corporation Limited 49.5%
	Name:	FirstVal Properties 2, Ltd.
	Jurisdiction:	Texas; formed on November 21, 2008
	Partners:	FirstVal Properties 2 GP Corp. General 1.0%
FirstCity Commercial Corporation Limited 49.5%
	Name:	MCSFC Realty, Ltd.
	Jurisdiction:	Texas, certificate filed on September 19, 2000
	Partners:	MCSFC Realty GP corp. General 0.5%
FH Partners LLC Limited 99.5%
	Name:	WH Realty, Ltd.
	Jurisdiction:	Texas, certificate filed on June 20, 2001
	Partners:	WH Realty GP corp. General 0.5%
FCS Wildhorse, Ltd. Limited 99.5%
F.	REO Affiliate Corporations:
	Name:	FH Golf Properties I Inc.
	Jurisdiction:	Michigan; formed on February 15, 2008
	Shareholder:	FH Partners LLC 1,000 Shares 100%
	Name:	MPortfolio Property Corp.
	Jurisdiction:	Texas; formed on April 21, 2008
	Shareholder:	MPortfolio Corporation 1,000 Shares 100%
	Name:	VFC Properties 1 LLC
	Jurisdiction:	Delaware; formed on May 12, 2009
	Member:	VFC Partners 1 LLC (100%)

	Name:	FH Arizona Properties LLC
	Jurisdiction:	Arizona; formed on August 27, 2009
	Member:	FH Properties, L.P. (51.675%)
3.

FirstCity Europe Corporation. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity Europe Corporation or certain of its subsidiaries own an equity interest.

A.	Corporations and other Entities:
	Name:	UBN S.A.S.
	Jurisdiction:	France
	Ownership:	FirstCity Europe Corporation 70.41%
	Name:	SAI, Societe Auxiliaire Immobiliere
	Jurisdiction	France
	Shareholder:	FirstCity Europe Corporation 22.5%
	Name:	CATX Limited
	Jurisdiction:	England and Wales; formed on October 6, 2000
	Shareholders:	UBN S.A.S. 675 A Shares (67.5%)
MCS et Associés, S.A. 325 C Shares (32.5%)
	Name:	Credit Finance Corporation Limited
	Jurisdiction:	England and Wales; formed on October 9, 1996
	Shareholder:	UBN S.A.S. 177 A Shares (88.5%)
	Name:	Finin Limited
	Jurisdiction:	England and Wales; formed on December 24, 1997
	Shareholders:	UBN S.A.S. 634 A Shares (63.4%)
MCS et Associés, S.A. 366 C Shares (36.6%)
	Name:	Mirom Limited
	Jurisdiction:	England and Wales; formed on
	Shareholders:	UBN S.A.S. 700 A Shares (70%)
MCS et Associés, S.A. 300 C Shares (30%)
	Name:	Miromesnil Limited
	Jurisdiction:	England and Wales; formed on January 11, 1999
	Shareholders:	UBN S.A.S. 634 A Shares (63.4%)
MCS et Associés, S.A. 366 C Shares (36.6%)
	Name:	Transalp Limited
	Jurisdiction:	England and Wales; formed on January 15, 2001
	Shareholders:	UBN S.A.S. 675 A Shares (67.5%)
MCS et Associés, S.A. 325 C Shares (32.5%)
	Name:	Platform Finance Limited
	Jurisdiction:	England and Wales; formed on January 13, 1989
	Shareholders:	UBN S.A.S. 95 A Shares (95%)
MCS et Associés, S.A. 5 C Shares (5%)

	Name:	HMCS Investment GmbH
	Jurisdiction:	Germany
	Ownership:	MCS et Associés, S.A. 16.4%
FirstCity Europe Corporation 16.3%
	Name:	HMCS Portfolio GmbH
	Jurisdiction:	Germany; formed August, 2006
	Ownership:	FirstCity Europe Corporation 50%
MCS et Associés, S.A. 50%
	Name:	HMCS Forderungsmanagement GmbH
	Jurisdiction:	Germany; formed May 17, 2004
	Ownership:	HMCS Investment GmbH 100%
	Name:	VR Inkasso GmbH
	Jurisdiction:	Germany; formed August 25, 2004
	Ownership:	HMCS Forderungsmanagement GmbH 26%
	Name:	HMCS Real Estate GmbH
	Jurisdiction:	Germany; formed December 19, 2005
	Ownership:	HMCS Investment GmbH 100%
	Name:	HMCS Consulting GmbH
	Jurisdiction:	Germany; formed December 19, 2005
	Ownership:	HMCS Investment GmbH 100%
4.

FirstCity Mexico, Inc. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity Mexico, Inc. or certain of its subsidiaries own an equity interest.

	Name:	Strategic Mexican Investment Partners, L.P.
	Jurisdiction:	Texas, certificate filed on May 8, 2001
	Partners:	FirstCity Mexico, Inc. General .4251287%
FirstCity Commercial Corporation Limited 99.5748713%
	Name:	Bidmex Holding, LLC
	Jurisdiction:	Delaware, formed June 6, 2006
	Manager:	FirstCity Mexico, Inc.
	Member:	Strategic Mexican Investment Partners, L.P.
(Tranche B) 9.0%
Strategic Mexican Investment Partners, L.P.
(Tranche C) 6.0%
	Name:	Bidmex Holding II, LLC
	Jurisdiction:	Delaware, formed on January 16, 2008
	Manager:	FirstCity Mexico, Inc.
	Member:	Strategic Mexican Investment Partners, L.P.—
Tranche B 15.0%

Name:	Bidmex Acquisition, LLC
Jurisdiction:	Delaware, formed June 6, 2006
Manager & Member: Bidmex Holding LLC 100%
Name:	Resmex, LLC
Jurisdiction:	Delaware, incorporated December 11, 1998
Manager:	FirstCity Mexico, Inc.
Member:	Strategic Mexican Investment Partners, L.P. 19.45%
Name:	Residencial Oeste, S.A. de C.V.
Jurisdiction:	Mexico, incorporated December 16, 1998
Shareholder:	Resmex, LLC (100%)
Name:	Residencial Oeste 2, S. de R.L. de C.V.
Jurisdiction:	Mexico, incorporated July 25, 2006
Shareholder:	Bidmex Acquisition, LLC (100%)
Name:	Namex, LLC
Jurisdiction:	Delaware, formed December 10, 1999
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC (100%)
Name:	Cartera en Administracion y Cobranza, S.A. de C.V.
Jurisdiction:	Mexico, incorporated December 13, 1999
Shareholder:	Namex, LLC (100%)
Name:	BIDMEX, LLC
Jurisdiction:	Delaware, formed January 28, 2000
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC (100%)
Name:	Administracion de Carteras Nacionales, S.A. de C.V.
Jurisdiction:	Mexico, incorporated January, 2000
Shareholder:	BIDMEX, LLC (100%)
Name:	BIDMEX II, LLC
Jurisdiction:	Delaware, formed on May 9, 2000
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC (100%)
Name:	Administracion de Carteras Nacionales II, S. de R.L. de C.V.
(formerly Ome Calpulli, Resolución de Cartera, S. de R.L. de C.V.)
Jurisdiction:	Mexico, incorporated on November 17, 1999
Shareholder:	BIDMEX II, LLC (100%)
Name:	BIDMEX 3, LLC
Jurisdiction:	Delaware, formed on October 20, 2000
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC (100%)

Name:	Administracion de Carteras Empresariales, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on November 13, 2000
Shareholder:	BIDMEX 3, LLC (100%)
Name:	BIDMEX 4, LLC
Jurisdiction:	Delaware, formed on March 12, 2001
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC (100%)
Name:	Cobranza Nacional de Carteras, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on March 16, 2001
Shareholder:	BIDMEX 4, LLC (100%)
Name:	BIDMEX 5, LLC
Jurisdiction:	Delaware, formed on April 30, 2001
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC (100%)
Name:	Cobranza Internacional de Carteras, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on May 15, 2001
Shareholder:	BIDMEX 5, LLC (100%)
Name:	BIDMEX 6, LLC
Jurisdiction:	Delaware, formed on May 31, 2001
Manager and Member: FirstCity Mexico, Inc. 12.564%
Member:	Strategic Mexican Investment Partners 2, L.P. 10.000%
Name:	Recuperacion de Carteras Mexicanas, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on June 21, 2001
Shareholder:	BIDMEX 6, LLC 100%
Name:	BIDMEX 7, LLC
Jurisdiction:	Delaware, formed on May 31, 2001
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC 100%
Name:	Integracion de Activos Mexicanos, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on March 11, 2002
Shareholder:	BIDMEX 7, LLC 100%
Name:	BIDMEX 8, LLC
Jurisdiction:	Delaware, formed on May 31, 2001
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC 100%
Name:	Recuperacion de Activos Mexicanos, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on March 11, 2002
Shareholder:	BIDMEX 8, LLC 100%

Name:	BIDMEX 9, LLC
Jurisdiction:	Delaware, formed on January 7, 2003
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC 100%
Name:	Solucion de Activos Residenciales, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on April 16 , 2004
Shareholder:	BIDMEX 9, LLC 100%
Name:	BIDMEX 10, LLC
Jurisdiction:	Delaware, formed on July 8, 2004
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC 100%
Name:	Solucion de Activos Comerciales, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on July 15, 2004
Shareholder:	BIDMEX 10, LLC 100%
Name:	BIDMEX XI, LLC
Jurisdiction:	Delaware, formed on July 7, 2004
Manager:	FirstCity Mexico, Inc.
Member:	Bidmex Holding, LLC 100%
Name:	Solucion de Creditos Comerciales, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on March 28, 2005
Shareholder:	BIDMEX XI, LLC 100%
Name:	BMX Holding II, LLC
Jurisdiction:	Delaware; formed on March 23, 2007
Manager:	FirstCity Mexico, Inc.
Member:	FirstCity Mexico, Inc. 8.0%
Name:	BMX Holding III, LLC
Jurisdiction:	Delaware; formed on June 26, 2008
Member:	FirstCity Mexico, Inc. 58%
Name:	BMX Holding III Corp.
Jurisdiction:	Delaware; formed on June 26, 2008
Shareholder:	BMX Holding III, LLC 100%
Name:	Recuperacion de Comerico Interior S. de R.L. de C.V.
Jurisdiction:	Mexico
Shareholders:	BMX Holding II, LLC 98.7%
FirstCity Mexico, Inc. 1.0%
FirstCity Mexico S.A. de C.V. 0.3%
Name:	Recuperacion de Comerico Interior 1 S. de R.L. de C.V.
Jurisdiction:	Mexico; formed on April 24, 2008
Shareholder:	FirstCity Mexico, Inc. 100%

Name:	Recuperacion y Administracion de Hipotecas, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on June 15, 2007
Shareholder:	FirstCity Mexico, Inc. 100%
Name:	Soluciones de Adevdos de Consumo, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed on June 15, 2007
Shareholder:	FirstCity Mexico, Inc. 100%
Name:	FC Acquisitions S. de R.L. de C.V.
Jurisdiction:	Mexico, formed October 23, 2007
Shareholder:	FirstCity Mexico, Inc. 100%
Name:	FC Acquisitions I S. de R.L. de C.V.
Jurisdiction:	Mexico, formed October 23, 2007
Shareholder:	FirstCity Mexico, Inc. 100%
Name:	FC Portfolio de Recuperacion S. de R.L. de C.V.
Jurisdiction:	Mexico, formed October 29, 2007
Shareholder:	FirstCity Mexico, Inc.
Name:	FC Portfolio de Recuperacion I, S. de R.L. de C.V.
Jurisdiction:	Mexico, formed October 29, 2007
Shareholder:	FirstCity Mexico, Inc.
Name:	FC Portfolio de Recuperacion II, S. de R.L. de C.V.
Jurisdiction:	Mexico; formed on February 13, 2008
Shareholder:	FirstCity Mexico, Inc. 100%
Name:	FC Portfolio de Recuperacion III, S. de R.L. de C.V.
Jurisdiction:	Mexico; formed on February 13, 2008
Shareholder:	FirstCity Mexico, Inc. 100%
Name:	Solucion de Activos Residentiales 1, S. de R.L. de C.V.
Jurisdiction:	Mexico; formed April, 2008
Shareholder:	FirstCity Mexico, Inc. 100%
Name:	Capital Recovery (Brazil), LLC
Jurisdiction:	Delaware; formed on December 28, 2007
Member:	FirstCity Mexico, Inc. 20%
Name:	Capital Recovery (Brazil) Corp.
Jurisdiction:	Delaware; formed December, 2007
Shareholder:	Capital Recovery (Brazil), LLC 100%
Name:	Brazil Capital Recovery I—Companhia Securitizadora de Creditos Financeiros
Jurisdiction:	Brazil; formed December, 2007
Shareholders:	Capital Recovery (Brazil), LLC 99.0%
Capital Recovery (Brazil) Corp. 1.0%

	Name:	Brazil Capital Recovery II—Companhia Securitizadora de Creditos Financeiros
	Jurisdiction:	Brazil; formed December, 2007
	Shareholders:	Capital Recovery (Brazil), LLC 99.0%
Capital Recovery (Brazil) Corp. 1.0%
5.

FirstCity Chile Limitada. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity Chile Limitada or certain or its subsidiaries own an equity interest.

	Name:	FirstCity NPL S.A.
	Jurisdiction:	Chile, formed on February 9, 2006
	Shareholder:	FirstCity Chile II, Limitada 60%
	Name:	NPL Fund One, Private Investment Fund
	Jurisdiction:	Chile
	Manager:	FirstCity NPL, S.A.
	Quotaholder:	NPL Investments, S.A. 100%
	Name:	Servicios Integrales de Cobranza, S.A.
	Jurisdiction:	Chile
	Shareholder:	FirstCity Chile II, Limitada 50%
	Name:	NPL Investments, S.A. (formerly Inversiones Hipotecarias S.A.)
	Jurisdiction:	Chile, formed on February 17, 2006
	Shareholder:	Servicios Integrales de Cobranza, S.A. 100%
	Name:	Inversiones Crediticias S.A.
	Jurisdiction:	Chile, formed on February 17, 2006
	Shareholder:	FirstCity Chile II, Limitada 50%
	Name:	NPL Fund Two, Private Investment Fund
	Jurisdiction:	Chile
	Shareholders:	FirstCity Chile II Limitada 13%
NPL Investments, S.A. 17%
6.

FirstCity International Corporation. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity International Corporation or certain or its subsidiaries own an equity interest.

A.	Corporations and other Entities:
	Name:	UHR Limited
	Jurisdiction:	England and Wales; incorporated March 15, 1999
	Shareholders:	UBN S.A.S. 600 A Shares (60%)
FirstCity International Corporation 200 B Shares (20%)
MCS et Associés, S.A. 200 C Shares (20%)

Name:	NEVVS Limited
Jurisdiction:	England and Wales; November 27, 2000
Shareholders:	UBN S.A.S. 500 A Shares (50%)
FirstCity International Corporation 250 B Shares (25%)
MCS et Associés, S.A. 250 C Shares (25%)
Name:	WHBE Limited
Jurisdiction:	England and Wales; December 13, 2001
Shareholders:	UBN S.A.S. 650 A Shares (65%)
FirstCity International Corporation 100 B Shares (10%)
MCS et Associés, S.A. 250 C Shares (25%)
Name:	WOX Limited
Jurisdiction:	England and Wales; May 27, 2002
Shareholders:	UBN S.A.S. 550 A Shares (55%)
FirstCity International Corporation 200 C Shares (20%)
MCS et Associés, S.A. 250 B Shares (25%)
Name:	CRY Limited
Jurisdiction:	England and Wales; July 30, 2002
Shareholders:	UBN S.A.S. 600 A Shares (60%)
FirstCity International Corporation 200 B Shares (20%)
MCS et Associés, S.A. 200 C Shares (20%)
Name:	CTY Limited
Jurisdiction:	England and Wales; December 18, 2002
Shareholders:	UBN S.A.S. 550 A Shares (55%)
FirstCity International Corporation 200 B Shares (20%)
MCS et Associés, S.A. 250 C Shares (25%)
Name:	WOL Limited
Jurisdiction:	England and Wales; June 11, 2003
Shareholders:	UBN S.A.S. 550 A Shares (55%)
FirstCity International Corporation 225 C Shares (22.5%)
MCS et Associés, S.A. 225 B Shares (22.5%)
Name:	WOD Limited
Jurisdiction:	England and Wales; November 12, 2003
Shareholders:	UBN S.A.S. 550 A Shares (55%)
FirstCity International Corporation 225 C Shares (22.5%)
MCS et Associés, S.A. 225 B Shares (22.5%)
Name:	FG Portfolio Limited
Jurisdiction:	England and Wales; June 8, 2004
Shareholders:	UBN S.A.S. 550 A Shares (55%)
FirstCity International Corporation 225 C Shares (22.5%)
MCS et Associés, S.A. 225 B Shares (22.5%)

Name:	HMCS-ECK Limited
Jurisdiction:	England and Wales; October 27, 2005
Shareholders:	FirstCity International Corporation 320 C Shares (32%)
MCS et Associés, S.A. 320 B Shares (32%)
HMCS Investment GmbH 40 D Shares (4%)
Name:	HMCS-SIG Limited
Jurisdiction:	England and Wales; December 14, 2005
Shareholders:	FirstCity International Corporation 300 C Shares (30%)
MCS et Associés, S.A. 200 B Shares (20%)
HMCS Investment GmbH 10 D Shares (1%)
Name:	EHCTY Limited
Jurisdiction:	England and Wales; September 20, 2006
Shareholders:	FirstCity International Corporation 330 B Shares (33%)
MCS et Associés, S.A. 330 C Shares (33%)
HMCS Portfolio GmbH 10 D Shares (1%)
Name:	HMCS-GEN Limited
Jurisdiction:	England and Wales; October 16, 2006
Shareholders:	FirstCity International Corporation 300 B Shares (30%)
MCS et Associés, S.A. 200 C Shares (20%)
Name:	CVI GVF Luxembourg Thirteen S.a.r.l.
Jurisdiction:	Luxembourg
Ownership:	FirstCity International Corporation 30%
MCS et Associés, S.A. 20%
Name:	CVI GVF (Lux) Securitisation S.a.r.l.; Compartment "Sprockhovel"
Jurisdiction:	Luxembourg; formed on September 6, 2006
Owners:	FirstCity International Corporation 879,600 PECs (30%)
MCS et Associés, S.A. 879,600 PECs (30%)
HMCS Portfolio GmbH 293,200 PECs (10%)
Name:	CVI GVF (Lux) Securitisation S.à.r.l.; Compartment "Marktheidenfeld"
Jurisdiction:	Luxembourg; formed on 9-06-06; Compartment June 15, 2007
Owners:	FirstCity International Corporation 546,300 PEC's (30%)
MCS et Associés, S.A. 546,300 PEC's (30%)
HMCS Portfolio GmbH 182,100 PEC's (10%)
Name:	CVI GVF (Lux) Securitisation, S.à.r.l.; Compartment "Voreifel"
Jurisdiction:	Luxembourg; formed on September 6, 2006; Compartment November 6, 2007
Owners:	FirstCity International Corporation 1,911,870 PEC's (30%)
MCS et Associés, S.A. 1,911,870 PEC's (30%)
HMCS Portfolio GmbH 637,290 PEC's (10%)
Name:	HMCS-Rhon Limited
Jurisdiction:	England and Wales: December 17, 2007
Shareholders:	FirstCity International Corporation 450 A Shares 45%
MCS et Associés, S.A. 450 B Shares 45%
HMCS Portfolio GmbH 100 C Shares 10%

7.

FirstCity Servicing Corporation. The following corporations, limited partnerships, limited liability companies and other entities are entities in which FirstCity Servicing Corporation or certain of its subsidiaries own an equity interest.

A.	Corporations:
	Name:	FirstCity Mexico, S.A. de C.V. (formerly Asset Servicing de Mexico S.A. de C.V.)
	Jurisdiction:	Mexico, incorporated December 2, 1998
	Shareholders:	FirstCity Servicing Corporation 99 Shares (99%)
FirstCity Financial Corporation 1 Share (1%)
	Name:	MCS et Associés, S.A.
	Jurisdiction:	France, Societe Anonyme
	Shareholders:	UBN S.A.S. 240,000 Shares (23.60%
FirstCity Servicing Corporation 121,050 Shares (11.88%)
James T. Sartain 100 Shares (0.001%)
	Name:	Compagnie Transatlantique de Portefeuilles
	Jurisdiction:	France, Societe Par Actions Simplifiee, July 22, 1997
	Shareholder:	MCS et Associés, S.A. 5,000 Shares (33%)
	Name:	Servicios Efectivos de Recuperacion, S. de R.L. de C.V.
	Jurisdiction:	Mexico; November 16, 2001
	Shareholders:	FirstCity Mexico S.A. de C.V. 49,999 Shares (100%)
FirstCity Servicing Corporation 1 Share
	Name:	FirstCity Servicing Corporation of California
(formerly and d/b/a Milco Loan Servicing Corporation)
	Jurisdiction:	California, incorporated on January 3, 1991
	Shareholder:	FirstCity Servicing Corporation 199 Shares (100%)
	Name:	FirstCity Consumer Servicing Corporation
	Jurisdiction:	Texas, incorporated on August 2, 2003
	Shareholder:	FirstCity Servicing Corporation 400 Shares (100%)
	Name:	FirstCity Servicing (Brazil), LLC
	Jurisdiction:	Delaware; formed on November 29, 2007
	Member:	FirstCity Servicing Corporation 100%
	Name:	FirstCity Investimentos Ltda.
	Jurisdiction:	Brazil; formed on January 16, 2008
	Quotaholders:	FirstCity Servicing (Brazil) LLC 99%
FirstCity Servicing Corporation 1%
8.

FC Capital Corp. (dba FirstCity Capital Corporation). The following corporations, limited partnerships, limited liability companies and other entities are entities in which FC Capital Corp. and certain of its affiliates own an equity interest.

	Name:	FirstCity Capital Home Equity Funding Corp.
	Jurisdiction:	Delaware, incorporated on June 25, 1998
	Shareholder:	FC Capital Corp. 1,000 Shares (100%)

Name:	Valhalla Holdings Corp.
Jurisdiction:	Delaware, incorporated on June 25, 1998
Shareholder:	FC Capital Corp. 1,000 Shares (100%)

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  Exhibit 21.1
FIRSTCITY FINANCIAL CORPORATION